Execution Version

SECURITIES PURCHASE AGREEMENT
between
EMERGENT CAPITAL, INC.
and
BRENNAN OPPORTUNITIES FUND I LP
August 11, 2017

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TABLE OF CONTENTS

Page

ARTICLE IDEFINITIONS    1
1.1Definitions    1
ARTICLE IIPURCHASE AND SALE    5
2.1Agreement to Sell and Purchase    5
2.2Closing    5
2.3Deliveries    5
2.4Closing Conditions    6
ARTICLE IIIREPRESENTATIONS AND WARRANTIES    7
3.1Representations and Warranties of the Company    7
3.2Representations and Warranties of the Purchaser    10
ARTICLE IVOTHER AGREEMENTS OF THE PARTIES    13
4.1Transfer Restrictions    13
4.2Furnishing of Information    13
4.3Integration    14
4.4Securities Laws Disclosure; Publicity; Confidentiality    14
4.5Form D; Blue Sky Filings    14
4.6Shareholder Rights Plan    14
4.7Use of Proceeds    14
4.8Indemnification of Purchaser    14
4.9Listing of Common Stock    17
4.10Short Sales and Confidentiality After the Date Hereof    17
ARTICLE VMISCELLANEOUS    18
5.1Termination    18
5.2Fees and Expenses    18
5.3Entire Agreement    18
5.4Notices    18
5.5Amendments; Waivers    19
5.6Headings    19
5.7Successors and Assigns    19

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TABLE OF CONTENTS

Page

Page

5.8No Third-Party Beneficiaries    19
5.9Governing Law    19
5.10Survival    20
5.11Execution    20
5.12Severability    20
5.13Replacement of Shares    20
5.14Remedies    21
5.15Construction    21

SCHEDULE 1        Purchase and Sale of Securities

ii
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SECURITIES PURCHASE AGREEMENT
This Securities Purchase Agreement (this “Agreement”) is dated as of August 11, 2017, by and between Emergent Capital, Inc., a Florida corporation (the “Company”), and Brennan Opportunities Fund I LP (including its successors and assigns, the “Purchaser”).
WHEREAS, the Company has authorized the sale and issuance of 12,500,000 shares of common stock of the Company, par value $0.01 per share (the “Common Stock”); and
WHEREAS, pursuant to the Indenture (as defined below), the Company has issued $30,000,000 in aggregate principal amount of 8.5% Senior Notes due 2021 (“Senior Notes”) and may issue up to an additional $10,000,000 in aggregate principal amount of Senior Notes; and

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to (i) issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, the number of shares of Common Stock set forth opposite the Purchaser’s name on Schedule 1 (collectively, the “Shares”) and (ii) issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company Senior Notes in the principal amounts set forth on Schedule 1 (collectively, the “Notes”).
NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:

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Article IDEFINITIONS
1.1    Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:
“Affiliate” ” means, in respect of any Person, any other Person that directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with, the first Person. With respect to the Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as the Purchaser will be deemed to be an Affiliate of the Purchaser.
“Applicable Law” means, with respect to any Person, all provisions of Law that apply to such Person and such Person’s activities, assets and property.
“Board” means the Board of Directors of the Company.
“Claim” shall have the meaning ascribed to such term in Section 4.8(c).
“Claim Notice” shall have the meaning ascribed to such term in Section 4.8(c).
“Closing” means each closing of the purchase and sale of the Securities pursuant to Section 2.2.
“Closing Date” means, with respect to each Closing, the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to the Purchaser’s obligations to pay the Purchase Price and the Company’s obligations to deliver the Shares and a Note have been satisfied or waived.
“Code” means the United States Internal Revenue Code of 1986, as amended.
“Common Stock” shall have the meaning ascribed to such term in the Recitals.
“Contract” means any written or oral contract, agreement, indenture, note, bond, mortgage, loan, instrument, lease, commitment or other arrangement or agreement.
“Control” means, in relation to any Person, where a Person (or Persons acting in concert) has direct or indirect control (a) of the affairs of another Person, (b) over more than 25% of the total voting rights conferred by all the issued shares in the capital of another Person which are ordinarily exercisable in a general meeting or (c) of a majority of the board of directors of another Person (in each case whether pursuant to relevant governance documents, Contract or otherwise) and “Controlled” shall be construed accordingly.
“Equitable Exceptions” means, with respect to the enforceability of any obligation, that such obligation is subject to (a) applicable bankruptcy, insolvency, moratorium, receivership, assignment for the benefit of creditors or other similar state or federal laws affecting the rights and remedies of creditors generally (including, without limitation,

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fraudulent conveyance or transfer laws) and judicially developed doctrines in this area, such as equitable subordination and substantive consolidation of entities and (b) equitable principles (whether considered in a proceeding in equity or at law).
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
“GAAP” means U.S. generally accepted accounting principles, as in effect from time to time.
“Governmental Authority” means any international, supranational or national government, any state, provincial, local or other political subdivision thereof, any entity, authority or body exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any government authority, agency, department, board, commission or instrumentality of the United States or another nation or jurisdiction, any State of the United States or any political subdivision of any thereof, any court, tribunal or arbitrator, or any self-regulatory organization.
“Indebtedness” means, without duplication, any of the following: (i) any indebtedness for borrowed money or that is evidenced by notes, bonds, debentures or similar instruments; (ii) all capitalized leases (to the extent required to be capitalized pursuant to GAAP), letters of credit, and surety or other bonds of the Company and its subsidiaries; (iii) all payment obligations under any derivative or hedging agreements to which the Company or its subsidiaries are party, other than any currency hedging agreements entered into in the ordinary course of business; (iv) any guarantees by the Company or its subsidiaries of the Indebtedness of any other Person; (v) obligations issued or assumed as the deferred purchase price of property or services; (vi) accrued but unpaid milestone payments; (vii) accrued but unpaid royalty obligations; (viii) asset retirement obligations and similar obligations; (ix) obligations evidenced by any securitization or factoring arrangements; and (x) any Indebtedness of the type described in the foregoing clauses secured by a Lien on any asset or group of assets of the Company or its subsidiaries.
“Indenture” means that certain Amended and Restated Indenture, dated as of July 28, 2017 by and between Wilmington Trust, National Association, as indenture trustee and the Company.
“Judicial Authority” means any court, arbitrator, special master, receiver, tribunal or similar body of any kind (including any Governmental Authority exercising judicial powers or functions of any kind).
“Law” means any treaty, code, statute, law (including common law), rule, regulation, convention, ordinance, Order, regulatory policy statement or similar guidance, binding directive or decree of any Governmental Authority or Judicial Authority.
“Legal Proceedings” means any judicial, administrative or arbitral claim, action, complaint, hearing, petition, suit, mediation, litigation, investigation, examination,

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inspection or other proceeding, at law or in equity, in any case, by or before a Governmental Authority or Judicial Authority.
“Liabilities” means any and all Indebtedness, liabilities, obligations, deficiencies, penalties, assessments, fines, claims, causes of action or other losses, fees, costs or expenses, whether accrued or fixed, absolute or contingent, matured or unmatured, due or to become due and whether arising under any Order, Contract or otherwise.
“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, or preemptive right.
“Material Adverse Effect” means any event, circumstance, change or effect that, individually or in the aggregate, has, or is reasonably expected to have, a material adverse effect on the assets, Liabilities, results of operations, business or financial condition of a Person and its subsidiaries, taken as a whole, or the ability of such Person to consummate the Transactions in a timely manner; provided, however, that none of the following events, circumstances, changes or effects, in and of itself or themselves, shall constitute (or be taken into account in determining the occurrence of) a Material Adverse Effect: (a) any change in general economic conditions or effects resulting from factors generally affecting companies in the industry in which such Person conducts business; (b) the announcement or performance of this Agreement or the Transactions; (c) any change required by any change in law or accounting standards or any change in the interpretation or enforcement of any of the foregoing; or (d) the failure of the financial or operating performance of such Person, such Person’s subsidiaries or such Person’s business to meet internal or analyst projections, forecasts or budgets (or the projections, forecasts or budgets of another Party hereto) for any period; provided, further, that with respect to each of the exclusions in clauses (a) or (c) above, such exclusions shall only apply to the extent that the effect of such change is not materially more adverse with respect to such Person and its subsidiaries than the effect on comparable businesses in the industry in which such Person and its subsidiaries conduct business.
“Note” shall have the meaning ascribed to such term in the Recitals.
“Order” means any judgment, writ, decree, directive, decision, injunction, ruling, award assessment, arbitration award, or order (including any consent decree or cease and desist order) of any kind of any Governmental Authority or Judicial Authority.
“Permit” means any consent, franchise, license, approval, authorization, registration, certificate, certification or permit issued or granted by any Governmental Authority.
“Person” means any individual, partnership, firm, corporation, association, trust, unincorporated organization, joint venture, limited liability company or other entity
“Purchase Price” shall have the meaning ascribed to such term in Section 2.1.
“Purchaser Party” shall have the meaning ascribed to such term in Section 4.8.

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“Registration Rights Agreement” means that certain Registration Rights Agreement dated as of the date hereof by and between the Company and the Purchaser.
“Resolutions” shall have the meaning ascribed to such term in Section 2.4(b)(iv).
“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
“SEC” means the Securities and Exchange Commission.
“SEC Reports” means all registration statements, prospectuses, reports, schedules, forms, statements, and other documents (including exhibits and all other information incorporated by reference) required to be filed or furnished by the Company with or to the SEC since January 1, 2011.
“Securities” means collectively the Shares and the Notes.
“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
“Share Purchase Price” means the price per Share of $0.40.
“Short Sales” shall include all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act.
“Third Party Notice” shall have the meaning ascribed to such term in Section 4.8(c).
“Trading Day” means a day on which the primary Trading Market of the Common Stock is open for trading.
“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the New York Stock Exchange, the NYSE MKT, the NASDAQ Global Market, the NASDAQ Global Select Market, the NASDAQ Capital Market, the OTCQX and the OTCQB (or any of their respective successors).
“Transaction Documents” means this Agreement, each Note, the Registration Rights Agreement and the other agreements, documents and instruments to be delivered in connection with the Transactions.
“Transactions” means each of the transactions and actions contemplated by this Agreement and the other Transaction Documents.
“Trustee” means Wilmington Trust, National Association, as indenture trustee under the Indenture.

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ARTICLE II    PURCHASE AND SALE
2.1    Agreement to Sell and Purchase. At each Closing, (i) the Company will issue and sell to the Purchaser, and the Purchaser will purchase from the Company, the number of Shares set forth opposite the Purchaser’s name on Schedule 1 at the Share Purchase Price for the purchase price set forth opposite the Purchaser’s name on Schedule 1 and (ii) Purchaser will purchase from the Company, and the Company will issue and sell to the Purchaser, the Notes for the purchase price equal to the face amount of such Notes set forth opposite the Purchaser’s name on Schedule 1. The aggregate purchase price to be paid by the Purchaser under this Section 2.1 is hereinafter referred to as the “Purchase Price”.
2.2    Closing. On each Closing Date, the Purchaser shall deliver or cause to be delivered to the Company or its designee via wire transfer to the account as specified in writing by the Company immediately available funds equal to the applicable Purchase Price and the Company shall deliver to the Purchaser the number of Shares as set forth on Schedule 1 and the other items set forth in Section 2.3 issuable at each Closing. Upon satisfaction of the conditions set forth in Sections 2.3 and 2.4, each Closing shall occur at the offices of Kelley Drye & Warren LLP, 101 Park Avenue, New York, NY 10178, or such other location as the parties shall mutually agree.
2.3    Deliveries.
(a)    On the date of this Agreement, the Company shall deliver or cause to be delivered to the Purchaser or other applicable Person the Registration Rights Agreement, duly executed by the Company.
(b)    On each Closing Date, the Company shall deliver or cause to be delivered to the Purchaser or other applicable Person the following:
(i)    irrevocable instructions to the transfer agent for the Common Stock to issue the Shares being purchased by the Purchaser in book entry form unless a physical certificate is requested by the Purchaser, registered in the name of the Purchaser as set forth on the Purchaser’s signature page;
(ii)    a secretary’s certificate, dated as of such Closing Date, certifying as to (A) the incorporation and active status of the Company in the State of Florida based upon a certificate issued by the Secretary of State of the State of Florida as of a date within thirty (30) days of such Closing Date, (B) the Resolutions, (C) the Articles of Incorporation of the Company, as amended to date, certified as of a date within thirty (30) days of such Closing Date, and (D) the Amended and Restated Bylaws of the Company, each as in effect as of such Closing Date;
(iii)    a Note, duly executed by the Company; and
(iv)    such other documents relating to the Transactions as the Purchaser or its counsel may reasonably request.

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(c)    On the date of this Agreement, the Purchaser shall deliver or cause to be delivered to the Company the Registration Rights Agreement, duly executed by the Purchaser.
(d)    On each Closing Date, the Purchaser shall deliver or cause to be delivered to the Company the following:
(i)    the applicable Purchase Price by wire transfer to the account as specified in writing by the Company;
(ii)    such other documents as the Trustee may require in connection with the issuance of such Notes; and
(iii)    such other documents relating to the Transactions as the Company or its counsel may reasonably request.
2.4    Closing Conditions.
(a)    The obligations of the Company hereunder in connection with each Closing are subject to the following conditions being met:
(i)    the accuracy in all material respects when made and on such Closing Date of the representations and warranties of the Purchaser contained herein;
(ii)    all obligations, covenants and agreements of the Purchaser under this Agreement required to be performed at or prior to such Closing Date shall have been performed; and
(iii)    the delivery by the Purchaser of the items set forth in Section 2.3(b) of this Agreement.
(b)    The obligations of the Purchaser hereunder in connection with each Closing are subject to the following conditions being met:
(i)    the accuracy in all material respects on such Closing Date of the representations and warranties of the Company contained herein;
(ii)    all obligations, covenants and agreements of the Company under this Agreement required to be performed at or prior to such Closing Date shall have been performed;
(iii)    the delivery by the Company of the items required to be delivered to the Purchaser set forth in Section 2.3(a) of this Agreement;
(iv)    the Board shall have approved the Transactions and shall have adopted resolutions consistent therewith (the “Resolutions”); and

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(v)    there shall have been no Material Adverse Effect with respect to the Company since the date hereof.
ARTICLE III    REPRESENTATIONS AND WARRANTIES
3.1    Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and as of each Closing Date to the Purchaser as follows:
(a)    Existence; Good Standing. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to own and operate its properties and to conduct its business, as conducted and planned to be conducted as of the date hereof. The state of residence or principal place of business of the Company is Florida.
(b)    Authority; Enforceability. It has the requisite corporate power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is or shall be a party and to perform its obligations hereunder and thereunder, and to consummate the transactions contemplated herein and therein. The execution and delivery by it of this Agreement and the other Transaction Documents to which it is or shall be a party, the performance of its obligations hereunder and thereunder, and the consummation by it of the Transactions have been duly authorized by all requisite corporate action on its part and no other corporate authorization or proceedings on its part is required therefor. This Agreement and the other Transaction Documents to which it is or shall be a party has been or shall be duly executed and delivered by it, as the case may be, and, assuming the due authorization, execution and delivery of this Agreement by the Purchaser, constitutes the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except for the Equitable Exceptions.
(c)    Approvals. No notices are required to be delivered to, and, other than the Resolutions, no approvals and consents are required to be obtained from, the Board under: (i) Applicable Law; (ii) the organizational documents of the Company; or (iii) any Contract to which the Company is a party in connection with the execution and delivery by it of this Agreement and the other Transaction Documents to which it is or shall be a party and the consummation of the Transactions.
(d)    No Conflicts. Neither the execution, delivery or performance by the Company of the Transaction Documents to which it is or shall be a party, nor the consummation by the Company of the Transactions, does or shall violate, conflict with, breach or constitute a default under, or shall violate, conflict with, breach or constitute a default under (in each case, with or without the giving of notice, the lapse of time or both) any of the provisions of: (i) any of the organizational documents of the Company; (ii) any Contract; (iii) any Applicable Law; or (iv) any Permit or Order or judgment applicable to the Company.
(e)    All Necessary Consents. Neither the execution, delivery or performance by the Company of this Agreement and the other Transaction Documents to which it is or shall

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be a party, nor the consummation by the Company of the Transactions, does or will: (i) require the Company to obtain or make any consent, waiver, approval, authorization, Order or Permit of, declaration, filing or registration with, other action by, or notification to, any Governmental Authority or other authority of any kind other than the written approval of the Florida Office of Insurance Regulation; or (ii) require the consent, waiver, approval, authorization, notification or action of, by or to (as applicable) any other Person pursuant to the terms and conditions of any Contract in order to avoid any breach, default, violation, termination, modification or prepayment thereunder.
(f)    SEC Filings; Investment Company. The Company has timely filed with or furnished to, as applicable, the SEC the SEC Reports. True, correct, and complete copies of all SEC Documents are publicly available in the Electronic Data Gathering, Analysis and Retrieval database of the SEC. The Company is not an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.
(g)    Issuance of the Shares. The Shares to be issued to the Purchaser, when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company.
(h)    Private Placement. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the Trading Market.
(i)    Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. Other than as disclosed in the SEC Reports, the Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market.
(j)    Disclosure. All disclosure provided to the Purchaser regarding the Company, its business and the Transactions furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct in all material respects with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, and when taken as a whole, not misleading.
(k)    No Integrated Offering. Assuming the accuracy of the Purchaser’s representations and warranties set forth in Section 3.2, neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any

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offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Shares to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any Trading Market on which any of the securities of the Company are listed or quoted.
(l)    No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Shares by any form of general solicitation or general advertising. The Company has offered the Shares for sale only to the Purchaser and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.
(m)    Acknowledgment Regarding Purchaser’s Purchase of Securities. The Company acknowledges and agrees that the Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the Transactions. The Company further acknowledges that the Purchaser is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the other Transaction Documents and any advice given by the Purchaser or any of its respective representatives or agents in connection with this Agreement or the other Transaction Documents is merely incidental to the Purchaser’s purchase of the Securities. The Company further represents to the Purchaser that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the Transactions by the Company and its representatives.
(n)    Manipulation of Price. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.
3.2    Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof and as of each Closing Date to the Company as follows:
(a)    Existence; Good Standing. It is duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to own and operate its properties and to conduct its business, as conducted and planned to be conducted as of the date hereof. The state of residence or principal place of business of the Purchaser is set forth on Schedule 1.
(b)    Authority; Enforceability. It has the requisite limited partnership power and authority to execute and deliver this Agreement and the other Transaction Documents to which it is or shall be a party, to perform its obligations hereunder and thereunder, and to consummate the Transactions. The execution and delivery by it of this Agreement and the other Transaction Documents to which it is or shall be a party, the performance of its

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obligations hereunder and thereunder, and the consummation by it of the Transactions have been duly authorized by all requisite action on its part and no other limited partnership authorization or proceedings on its part is required therefor. This Agreement and each other Transaction Document to which it is or shall be a party has been or shall be duly executed and delivered by it, as the case may be, and, assuming the due authorization, execution and delivery of this Agreement and such other Transaction Documents by the other parties hereto and thereto, each constitutes or shall constitute the legal, valid and binding obligation of the Purchaser, enforceable against it in accordance with its terms, except for the Equitable Exceptions.
(c)    Approvals. No notices are required to be delivered to, and no approvals and consents are required to be obtained from, the board of directors (or similar governing body, as applicable) or partners or equity holders of the Purchaser under: (i) Applicable Law; (ii) the organizational documents of the Purchaser; or (iii) any Contract to which the Purchaser is a party in connection with the execution and delivery by it of this Agreement and the other Transaction Documents to which it is or shall become a party and the consummation of the Transactions.
(d)    No Conflicts. Neither the execution, delivery or performance by the Purchaser of the Transaction Documents to which it is or shall be a party, nor the consummation by the Purchaser of the Transactions, does or shall violate, conflict with, breach or constitute a default under, or shall violate, conflict with, breach or constitute a default under (in each case, with or without the giving of notice, the lapse of time or both) any of the provisions of: (i) any of the organizational documents of the Purchaser; (ii) any Contract; (iii) any Applicable Law; or (iv) any Permit or Order or judgment applicable to the Purchaser.
(e)    All Necessary Consents. Neither the execution, delivery or performance by the Purchaser of this Agreement and the other Transaction Documents to which it is or shall be a party, nor the consummation by the Purchaser of the Transactions, does or will: (i) require the Purchaser to obtain or make any consent, waiver, approval, authorization, Order or Permit of, declaration, filing or registration with, other action by, or notification to, any Governmental Authority or other authority of any kind other than the written approval of the Florida Office of Insurance Regulation; or (ii) require the consent, waiver, approval, authorization, notification or action of, by or to (as applicable) any other Person pursuant to the terms and conditions of any Contract in order to avoid any breach, default, violation, termination, modification or prepayment thereunder and to avoid the acceleration or cancellation of any rights or obligations thereunder.
(f)    Own Account. The Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Shares in violation of the Securities Act or any applicable state securities law and has

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no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Purchaser’s right to sell the Shares in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. The Purchaser is acquiring the Shares hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.
(g)    Purchaser Status. At the time the Purchaser was offered the Securities, it was, and at the date hereof it is, and on each date on which it receives the Securities it will be, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Purchaser was not organized for the purpose of acquiring the Securities and is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.
(h)    Experience of the Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
(i)    General Solicitation. The Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. The Purchaser further acknowledges that it, or its Affiliate, has a pre-existing relationship with the Company such as (i) as a holder of currently outstanding securities of the Company or (ii) another affiliation with the Company.
(j)    Brokers. No broker, finder, investment banker or other Person has been engaged by the Purchaser that is entitled to any brokerage, finder’s or other fee or commission from the Purchaser in connection with the transactions contemplated herein.
(k)    Certain Trading Activities. The Purchaser has not, directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with the Purchaser, engaged in any direct or indirect purchases or sales in the securities of the Company (including, without limitation, any Short Sales involving the Company’s securities) since the time that the Purchaser was first contacted by the Company or any other Person regarding the transactions contemplated hereunder, including the purchase of Securities pursuant to this Agreement. The Purchaser covenants that neither it nor any Person acting on its behalf or pursuant to any understanding with it will engage in any direct or indirect purchases or sales in the securities of the Company (including, without limitation, Short Sales) prior to the time that the transactions contemplated by this Agreement are publicly disclosed by the Company in the manner set forth in Section 4.4. The Purchaser has maintained, and covenants that until such time as the transactions contemplated by this Agreement are

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publicly disclosed by the Company in the manner set forth in Section 4.4 the Purchaser will maintain, the confidentiality of all disclosures made to it in connection with the transactions contemplated hereunder (including the existence and terms of such transactions). Notwithstanding the foregoing, if Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. The Purchaser has maintained the confidentiality of all disclosures made to it in connection with the transactions contemplated hereunder (including the existence and terms of such transactions).
(l)    Access to Information. The Purchaser acknowledges that it has reviewed the SEC Reports and the Transaction Documents and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, management and prospectus sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Securities. Neither such inquiries nor any other investigation conducted by or on behalf of the Purchaser or its representatives or counsel shall modify, amend or affect the Purchaser’s right to rely on the truth, accuracy and completeness of the SEC Reports and the Transaction Documents, and the Company’s representations and warranties contained in the Transaction Documents.
The Company acknowledges and agrees that the Purchaser does not make or has not made any representations or warranties with respect to the transactions contemplated hereunder other than those specifically set forth in this Section 3.2.
ARTICLE IV    OTHER AGREEMENTS OF THE PARTIES
4.1    Transfer Restrictions. The Purchaser acknowledges and understands that (i) the Securities may only be disposed of in compliance with state and federal securities laws and (ii) in connection with any transfer of Securities other than pursuant to an effective registration statement or pursuant to an available exemption from the registration requirements of the Securities Act (including Rule 144), to the Company or to an Affiliate of the Purchaser or in connection with a pledge as contemplated in this Section 4.1, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of the Purchaser under this

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Agreement. Any transfer or purported transfer of the Securities in violation of this Section 4.1 shall be void.
The Purchaser agrees to the imprinting or notating, so long as is required by this Section 4.1, of a legend on or to any of the Securities (and any certificates or instruments representing the Securities) substantially as set forth on Exhibit A hereto.
The Company acknowledges and agrees that the Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the Purchaser may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares.
4.2    Furnishing of Information. As long as the Purchaser beneficially or legally owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as the Purchaser owns Securities, but only until all such Securities may be sold under Rule 144(b)(i) without regard to meeting the requirements of Rule 144(c), if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for the Purchaser to sell the Securities under Rule 144. The Company will be deemed to have furnished such reports to the Purchaser if the Company has filed such reports with the SEC using the SEC’s Electronic Data Gathering, Analysis and Retrieval system and such reports are publicly available. The Company further covenants that it will take such further action as the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell such Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.
4.3    Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchaser or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.
4.4    Securities Laws Disclosure; Publicity; Confidentiality. In accordance with the requirements of the Exchange Act, the Company shall cause a Current Report on Form 8-K relating to the sale of the Securities under this Agreement to be transmitted to the SEC for filing, which Form 8-K shall be reasonably acceptable to each Purchaser, disclose the material terms of the

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transactions contemplated hereby, and attach forms of the Transaction Documents thereto. The Company and the Purchaser shall consult with each other in issuing any other press releases with respect to the transactions contemplated hereunder, and the Purchaser shall not issue any such press release or otherwise make any such public statement without the prior written consent of the Company, except if such disclosure is required by Applicable Law, in which case the Purchaser shall promptly provide the Company with prior notice of such public statement or communication.
4.5    Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at such Closing and issuance to the Purchaser pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchaser on or prior to such Closing Date. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following each Closing Date.
4.6    Shareholder Rights Plan. No shareholder rights plan or similar plan or arrangement is in effect.
4.7    Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital and general corporate purposes.
4.8    Indemnification of Purchaser.
(a)    Indemnification. Subject to the provisions of this Section 4.8, the Company will indemnify and hold the Purchaser and its respective officers, directors, Affiliates, agents and employees (each, a “Purchaser Party”) harmless from any and all out-of-pocket loss, Liability, claim, charge, assessed interest, judgment, fine, penalty, damage, fee or expense (including reasonable legal, consultant, accounting and other professional fees and expenses and including any mitigation cost and any cost of determining that there has been a breach under this Agreement or any other Transaction Document) (collectively, “Losses”) incurred by such Purchaser Party resulting from (a) any breach of any representation and warranty of the Company contained in this Agreement or in any other Transaction Document or (b) any failure by the Company to perform any covenant or agreement hereunder, under any other Transaction Document or under any agreement contemplated hereby or thereby (unless such action is based upon a breach of the Purchaser’s representations, warranties or covenants under the Transaction Documents or any agreements or any violations by the Purchaser of state or federal securities laws or any conduct by the Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). For purposes of determining the amount of Losses incurred with respect to a breach of any representation or warranty contained in this Agreement, any other Transaction Document or any certificate delivered pursuant to this Agreement or any other Transaction Document, each such representation or warranty shall be read without reference to “materiality” or a “Material Adverse Effect” qualifier. The Purchaser Parties shall be third party beneficiaries of this Section 4.8, each of whom may enforce the provisions of this Section 4.8.

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(b)    Limitations on Indemnification. In no event shall any Purchaser Party be entitled to double recovery hereunder. If any circumstance constitutes a breach of more than one representation, warranty or covenant, the Purchaser Party(ies) shall only be entitled to recover once in respect of such circumstance. The right to indemnification, recovery of Losses or any other remedy shall not be affected by any investigation conducted with respect to, or any knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or any other Transaction Document or each Closing Date, with respect to the accuracy or inaccuracy of or compliance with any representation, warranty, covenant or agreement made by the Company, or any other matter. The waiver of any condition based on the accuracy of any such representation or warranty, or on the performance of or compliance with any such covenant or agreement, shall not affect the right to indemnification, recovery of Losses or any other remedy based on any such representation, warranty, covenant or agreement. In no event shall the Company (and/or its Affiliates, or any of its respective, members, directors, officers, employees, servants, agents or attorneys) be liable to the Purchaser Parties for any consequential damages whatsoever including without limitation, damages for loss of profits, loss of business, loss of savings, business interruption, work stoppages, or other indirect, special, consequential, punitive, or incidental damages arising out of this Agreement, and on any theory of liability, even if it has been advised of the possibility of such damages.
(c)    Procedures. If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, the Purchaser Party shall promptly cause written notice (the “Third Party Notice”) of the assertion of such Legal Proceeding to be forwarded to the Company. The Company shall have the right, at its sole option and expense, by providing written notice to the Purchaser Party, to (i) take control of the defense and investigation of such Legal Proceeding, (ii) employ and engage attorneys of its own choice (subject to the prior written approval of the Purchaser Party, such approval not to be unreasonably withheld, conditioned or delayed) to handle and defend the same, at the Company’s sole cost, risk and expense and (iii) compromise or settle such Legal Proceeding, which compromise or settlement shall be made only with the prior written consent of the Purchaser Party; provided, that such consent shall not be required if such settlement (w) includes an unconditional release of the Purchaser Party, (x) otherwise provides solely for payment of monetary damages for which the Company shall be responsible and no other form of relief or penalty, (y) shall not increase the tax liability of the Purchaser Party for any taxable year or other taxable period and (z) does not involve the admission of liability or wrongdoing on the part of the Purchaser Party. The Purchaser Party shall, at the Company’s expense, cooperate in all reasonable respects with the Company and its attorneys in the investigation, trial and defense of such Legal Proceeding and any appeal arising therefrom, and the Purchaser Party may, at its own cost, monitor and further participate in the investigation, trial and defense of such Legal Proceeding and any appeal arising therefrom. Notwithstanding the Company’s election to assume the defense of such Legal Proceeding, the Purchaser Party shall have, upon giving prior written notice to the Company, the right to employ one separate counsel and to participate in the defense of such Legal Proceeding, and the Company shall bear the reasonable fees, costs and expenses of such separate counsel for the Purchaser Party if, but only if, the Purchaser Party shall have

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reasonably concluded in good faith that (x) an actual or potential conflict of interest (including one or more legal defenses or counterclaims available to it or to other Purchaser Parties that are different from or additional to those available to the Company) makes it inappropriate in the reasonable judgment of the Company (upon and in conformity with the advice of counsel) for the same counsel to represent both the Purchaser Party and the Company or (y) the claim seeks nonmonetary relief which, if granted, could materially and adversely affect the Purchaser Party or its Affiliates. If the Company elects not to defend against such Legal Proceeding, does not, within fifteen (15) days after receipt of the Third Party Notice (or such earlier date, if the failure to assume the defense by such earlier date would materially impair the ability of the indemnified party to defend such Legal Proceeding), acknowledge in writing its intent to assume the defense of such Legal Proceeding pursuant to this Section 4.8(c), contests its obligation to indemnify the Purchaser Party in connection with such Legal Proceeding, or fails to defend against such Legal Proceeding with reasonable diligence, the Purchaser Party may defend against such Legal Proceeding, in which cases the costs of defending such Legal Proceeding shall constitute indemnifiable Losses under this Section 4.8, and the Company shall have the right to participate therein at its own cost. If the Purchaser Party defends any Legal Proceeding, then it shall keep the Company regularly apprised of the status of the Legal Proceeding and the Company shall reimburse the Purchaser Party for the reasonable expenses of counsel engaged by the Purchaser Party to defend such Legal Proceeding upon submission of periodic bills unless (A) the Company is asserting in good faith a bona fide contest to its obligation to indemnify the Purchaser Party and (B) the Company deposits in escrow in a manner and with and an escrow agent reasonably satisfactory to such Purchaser Party all amounts that would have been payable to such Purchaser Party under this sentence in the absence of such a contest as and when such amounts would have been payable. In no event shall the Purchaser Party be entitled to compromise or settle any Legal Proceeding without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned or delayed. If a claim for Losses (a “Claim”) is to be made by any Purchaser Party not in connection with a Legal Proceeding instituted by a third party, such Purchaser Party shall give written notice (a “Claim Notice”) to the Company reasonably promptly after such Purchaser Party becomes aware of any fact, condition or event giving rise to Losses for which indemnification may be sought under this Section 4.8(c). If the Company notifies the Purchaser Party that it does not dispute the Claim described in such Claim Notice, the Losses identified in the Claim Notice shall be conclusively deemed a liability of the Company. After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction, and the time in which to appeal therefrom has expired, or a settlement shall have been consummated, or the Purchaser Party and the Company shall have arrived at a mutually binding agreement with respect to a Legal Proceeding hereunder, the Purchaser Party shall forward to the Company notice of any sums due and owing by the Company pursuant to this Agreement with respect to such matter and, unless the Company in good faith disputes any such amounts, the Company shall promptly pay such amounts.
4.9    Listing of Common Stock. The Company hereby agrees to use commercially reasonable efforts to maintain the listing of the Common Stock on a Trading Market, and to list, if

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applicable, effective upon each Closing, all of the Shares on such Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application all of the Shares, and will take such other action as is necessary to cause all of the Shares to be listed on such other Trading Market as promptly as possible. The Company will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market. The Company further agrees that if the Common Stock is quoted on the OTCQX or OTCQB, it will use commercially reasonable efforts to transfer the listing of the Common Stock to a national securities exchange, as such term is recognized by the SEC, promptly after eligibility requirements for such national securities exchange are met.
4.10    Short Sales and Confidentiality After the Date Hereof. The Purchaser covenants that neither it nor any Affiliates acting on its behalf or pursuant to any understanding with it has executed or will execute any Short Sales during the period after the time the Purchaser and/or the Company started discussing the transactions contemplated in this Agreement and ending at the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. The Purchaser covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in Section 4.4, the Purchaser will maintain, the confidentiality of all disclosures made to it in connection with the transactions contemplated hereunder (including the existence and terms of such transactions). Notwithstanding the foregoing, the Purchaser does not make any representation, warranty or covenant hereby that it will not engage in Short Sales in the securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced as described in Section 4.4. Notwithstanding the foregoing, if the Purchaser is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Agreement.
ARTICLE V    MISCELLANEOUS
5.1    Termination. This Agreement may be terminated by the Purchaser by written notice to the Company, if the first Closing has not been consummated on or before August 18, 2017; provided, however, that no such termination will affect the right of any party to sue for any breach by the other party.
5.2    Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Shares.
5.3    Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter

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hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
5.4    Notices. Any and all notices, requests, consents, or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered by hand or via facsimile by 5:30 p.m. (Eastern time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered by hand or via facsimile on a day that is not a Trading Day or later than 5:30 p.m. (Eastern time) on any Trading Day, (c) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given, if addressed as follows, or to such other address or addresses as may have been furnished in writing by a party to another party pursuant to this paragraph:
if to the Company, to:

Emergent Capital, Inc.
5355 Town Center Road, Suite 701
Boca Raton, FL 33486
Attention: Christopher O’Reilly
Facsimile: (561) 995-4201
Email: coreilly@emergentcapital.com

with a copy (which shall not constitute notice) to:

Kelley Drye & Warren LLP
101 Park Avenue
New York, New York 10178
Attention: Jack Miles, Esq.
Facsimile: (212) 808-7897
Email: Jmiles@kelleydrye.com

if to the Purchaser, at its address as set forth on its signature page.

5.5    Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

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5.6    Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All references in this Agreement to Sections, Schedules or Exhibits, unless otherwise expressed or indicated are to the Sections, Schedules or Exhibits of this Agreement.
5.7    Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Purchaser may assign any or all of its rights under this Agreement to any Person to whom the Purchaser assigns or transfers any Securities, provided such transferee agrees in a writing reasonably satisfactory to the Company to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the “Purchaser”.
5.8    No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise expressly set forth in Section 4.8.
5.9    Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof that would require the application of the Laws of any other jurisdiction. Each party agrees that all Legal Proceedings concerning the interpretations, enforcement and defense of the Transactions (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such suit, action or proceeding is an improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other

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party for its attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
5.10    Survival. The representations, warranties, covenants and other agreements contained herein shall survive the Closing and the delivery of the Securities as applicable for the applicable statute of limitations.
5.11    Execution. This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
5.12    Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
5.13    Replacement of Shares. If any certificate, note or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate, note or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate, note or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.
5.14    Remedies. In addition to being entitled to exercise all rights and remedies provided herein or granted by Law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
5.15    Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto.
(Signature Pages Follow)
IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

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COMPANY:	EMERGENT CAPITAL, INC.

By: /s/ Antony Mitchell
Name: Antony Mitchell
Title:    Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

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PURCHASER:	BRENNAN OPPORTUNITIES FUND I LP

By: /s/ Patrick T. Brennan
Name:    Patrick T. Brennan
Title:    GP

Registered Name:    Brennan Opportunities Fund I LP

Address:    1 Sea Breeze Court
Napa, CA 94559
Attention: _______________
Facsimile: (___) ___-____
Email: __________________

Federal Tax ID:     82-2007132

Copies of notices to be sent to:

________________________
________________________
________________________
Attention: _______________
Facsimile: (___) ___-____
Email: __________________

[Signature Page to Securities Purchase Agreement]

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SCHEDULE 1
Purchase and Sale of Securities

1.	Closing: August 11, 2017

A.	Common Stock

Name and Address of Purchaser	Number of Shares	Per Share Purchase Price	Share Purchase Price
BRENNAN OPPORTUNITIES FUND I LP 1 Sea Breeze Court Napa, CA 94559	8,750,000	$0.40	$3,500,000.00

B. Note

Investor	Principal Amount of Note	Note Purchase Price
BRENNAN OPPORTUNITIES FUND I LP 1 Sea Breeze Court Napa, CA 94559	$3,500,000	$3,500,000

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2.	Closing on or before August 14, 2017

A.	Common Stock

Name and Address of Purchaser	Number of Shares	Per Share Purchase Price	Share Purchase Price
BRENNAN OPPORTUNITIES FUND I LP 1 Sea Breeze Court Napa, CA 94559	3,750,000	$0.40	1,500,0000

B. Note

Investor	Principal Amount of Note	Note Purchase Price
BRENNAN OPPORTUNITIES FUND I LP 1 Sea Breeze Court Napa, CA 94559	$1,500,000	$1,500,000

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EXHIBIT A
LEGEND

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER SECURITIES LAWS. THE HOLDER AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS SECURITY PRIOR TO THE DATE PERMITTED BY RULE 144 UNDER THE SECURITIES ACT OR ANY SUCCESSOR PROVISION THERETO (THE “RESALE RESTRICTION TERMINATION DATE”), EXCEPT (A) TO EMERGENT CAPITAL, INC. (THE “COMPANY”) OR ANY SUBSIDIARY THEREOF, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANY OTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (B) OR (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.

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